Lines of Credit	12 Months Ended
Dec. 31, 2017
Debt Disclosure [Abstract]
Lines of Credit
Lines of credit
Our available credit facilities amount to EUR 700.0 million as of December 31, 2017 and as of December 31, 2016. No amounts were outstanding under these credit facilities at the end of 2017 and 2016. The amounts available at December 31, 2017 and 2016 consisted of EUR 700.0 million committed revolving credit facility with a group of banks. In 2015, the terms and conditions of the facility were amended by, among other things, removing the financial covenant and by extending the maturity until 2020. In 2017, we exercised our extension option, extending the maturity date to 2022. Outstanding amounts under this credit facility will bear interest at EURIBOR or LIBOR plus a margin that depends on our credit rating.